[EXHIBIT 10yy TO COLONIAL GAS COMPANY
                FORM 10-K FOR YEAR ENDING 12/31/93]


                                                        0003-LG


                        SERVICE AGREEMENT
               (APPLICABLE TO RATE SCHEDULE AIT-1)

This Agreement ("Agreement") is made and entered into this 15th day of September, 1993, by and between Algonquin Gas Transmission Company, a Delaware Corporation (herein called "Algonquin"), and Colonial Gas Company (herein called "Customer" whether one or more persons).
                      W I T N E S S E T H :

      WHEREAS, under the superseded Rate Schedule T-LG, Algonquin transported gas received by displacement from Providence Gas Company ("Providence Gas"), which delivery by Providence Gas was accomplished by physical deliveries to Providence Gas from the storage facilities of Algonquin LNG, Inc. in Providence, Rhode Island; and

      WHEREAS, as a result of restructuring under Order No. 636, Rate Schedule T-LG has been superseded and replaced by service under Rate Schedule AIT-1 with the quantities being treated as "old interruptible service" for purposes of scheduling of service under Section 23 of the General Terms and Conditions;

      NOW, THEREFORE, in consideration of the premises and mutual agreements, herein contained, Algonquin and Customer do agree as follows:

                            ARTICLE I
                       SCOPE OF AGREEMENT

     1.1 Subject to the terms, conditions and limitations hereof and of Algonquin's Rate Schedule AIT-1, Algonquin agrees to receive from or for the account of Customer for transportation on an interruptible basis quantities of natural gas tendered by Customer on any date at the Point(s) of Receipt; provided, however, Customer shall not tender without the prior consent of Algonquin, at any Point of Receipt on any day a quantity of natural gas in excess of the applicable Maximum Daily Receipt Obligation for such Point of Receipt plus the applicable Fuel Reimbursement Quantity; and provided further that Customer shall not tender at all Point(s) of Receipt on any day or in any year a cumulative quantity of natural gas, in excess of the following quantities of natural gas plus the applicable Fuel Reimbursement Quantities:

          The Maximum Daily Transportation Quantity which, on any day, shall be equal to (i) the sum of the Maximum Daily Transportation Quantities for service under Customer's existing service agreements under firm rate schedules in Algonquin's FERC Gas Tariff minus (ii) the total quantity of gas actually scheduled for delivery to Customer under such rate schedules and the Backup
                        SERVICE AGREEMENT
               (APPLICABLE TO RATE SCHEDULE AIT-1)


                            ARTICLE I
                       SCOPE OF AGREEMENT
                           (Continued)

          Portion of Storage Demand under former Rate Schedules STB and SS-III on that day, as applicable. Customer's Maximum Daily Receipt Obligation shall equal Customer's Maximum Daily Transportation Quantity for each day; provided, however, that only quantities received by displacement from Providence Gas at the Providence Point of Receipt shall be treated as "old interruptible service" under Section 23.1 of the General Terms and Conditions; and

          The Maximum Annual Transportation Quantity, which is equal to the yearly aggregate of Customer's Maximum
          Daily Transportation Quantity.

     1.2 Algonquin agrees to transport and deliver to or for the account of Customer at the Point(s) of Delivery and Customer agrees to accept or cause acceptance of delivery of the quantity received by Algonquin on any day, less the Fuel Reimbursement Quantity; provided, however, Algonquin shall not be obligated to deliver at any Point of Delivery on any day a quantity of natural gas in excess of the applicable Maximum Daily Delivery Obligation ("MDDO"). Customer's MDDO for each such Point of Delivery on any day shall be equal to (i) the sum of the MDDOs set forth in Customer's existing service agreements under firm rate schedules in Algonquin's FERC Gas Tariff minus (ii) the total quantity of gas actually scheduled for delivery to Customer at each such Point of Delivery under such rate schedules and the Backup Portion of Storage Demand under former Rate Schedules STB and SS-III, as applicable, on that day.

                           ARTICLE II
                        TERM OF AGREEMENT

     2.1 This Agreement shall become effective as of the date set forth hereinabove and shall continue in effect for a term ending May 31, 1994 ("Primary Term") and shall remain in force from month to month thereafter unless terminated by either party by written notice one year or more prior to the end of the Primary Term or any successive term thereafter.
                        SERVICE AGREEMENT
               (APPLICABLE TO RATE SCHEDULE AIT-1)

                           ARTICLE II
                        TERM OF AGREEMENT
                           (Continued)

     2.2  This  Agreement  may  be  terminated  at  any  time  by
          Algonquin in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty days after payment is due; provided Algonquin gives ten days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Algonquin of such outstanding bill; provided that Algonquin shall not be entitled to terminate service pending the resolution of a disputed bill if Customer complies with the billing dispute procedure currently on file in Algonquin's tariff.

                           ARTICLE III
                          RATE SCHEDULE

     3.1 Customer shall pay Algonquin for all services rendered hereunder and for the availability of such service under Algonquin's Rate Schedule AIT-1 as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed. The rate to be charged Customer for transportation hereunder shall not be more than the maximum rate under Rate Schedule AIT-1, nor less than the minimum rate under Rate Schedule AIT-1.

     3.2 This Agreement and all terms and provisions contained or incorporated herein are subject to the provisions of Algonquin's applicable rate schedules and of Algonquin's General Terms and Conditions on file with the Federal Energy Regulatory Commission, or other duly constituted authorities having jurisdiction, and as the same may be legally amended or superseded, which rate schedules and General Terms and Conditions are by this reference made a part hereof.

     3.3 Customer agrees that Algonquin shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Algonquin's Rate Schedule AIT-1, (b) Algonquin's Rate Schedule AIT-1, pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule AIT-1. Algonquin agrees that Customer may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Algonquin's existing FERC Gas Tariff as may be found necessary to assure that the provisions in
          (a), (b), or (c) above are just and reasonable.
                        SERVICE AGREEMENT
               (APPLICABLE TO RATE SCHEDULE AIT-1)


                           ARTICLE IV
                            ADDRESSES

     Except as herein otherwise provided or as provided in the General Terms and Conditions of Algonquin's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or first class mail to the post office address of the parties hereto, as the case may be, as follows:

     (a)   Algonquin:    Algonquin Gas  Transmission Company
                         1284  Soldiers Field Road, Boston, MA  02135
                         Attn:  John J. Mullaney
                                Vice President, Marketing

          (b)  Customer: Colonial Gas Company
                         40 Market Street, P. O. Box 3064
                         Lowell, MA  01853
                         Attn:     John P. Harrington
                                   Vice President, Gas Supply

     or such other address as either party shall designate by formal written notice.

                            ARTICLE V
                         INTERPRETATION

     The interpretation and performance of the Agreement shall be in accordance with the laws of the Commonwealth of Massachusetts, excluding conflicts of law principles that would require the application of the laws of a different jurisdiction.

                           ARTICLE VI
                   AGREEMENTS BEING SUPERSEDED


     When this Agreement becomes effective, it shall supersede the following agreements between the parties hereto.

     Service Agreement executed by Customer and Algonquin under Rate Schedule T-LG dated November 1, 1984.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective agents thereunto duly authorized, the day and year first above written.




                         ALGONQUIN GAS TRANSMISSION COMPANY

                         By:  /s/ John J. Mullaney

                         Title:  Vice President, Marketing




                         COLONIAL GAS COMPANY

                         By:  /s/ John P. Harrington

                         Title:  Vice President, Gas Supply


                 [EXHIBIT 10yy TO COLONIAL GAS COMPANY
                  FORM 10-K FOR YEAR ENDING 12/31/93]